Exhibit 31.1
CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT

TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Stanley M. Bergman, certify that:

1.   I have reviewed this annual report on Form   10 - K of Henry Schein, Inc.   (the “registrant”) ;
2.
Based

on my

knowledge, this

report

does

not

contain any

untrue statement

of

a material

fact or

omit to

state a
material

fact

necessary

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

such

statements

were
made, not misleading with respect to the period covered by this report;

3.
Based on

my

knowledge, the

financial statements,

and other

financial information

included in

this report,

fairly
present in all material respects

the financial condition, results of operations and

cash flows of the registrant

as of, and for,
the periods presented in this report;

4.
The registrant’s

other certifying officer

and I are

responsible for establishing

and ma
intaining disclosure controls
and procedures (as

defined in Exchange

Act Rules 13a-15(e)

and 15d-15(e)) and

internal control over

financial reporting
(as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

registrant and have:
a)   designed such d isclosure controls and procedures, or caused such disclosure controls and procedures to be designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated subsidiaries,

is

made

known to

us by

others

within those

entities, particularly

during the

period in
which this report is being prepared;

b)
designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial
reporting

to

be

designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of
financial reporting and the

preparation of financial

statements for external purposes

in accordance with

generally
accepted accounting principles;
c)
evaluated

the

effectiveness

of

the

registrant’s

d
isclosure

controls

and

procedures

and

presented

in

this
report

our

conclusions

about

the

effectiveness

of

the

disclosure

controls

and

procedures,

as

of

the

end

of

the
period covered by this report based on such evaluation; and

d)
disclosed

in

this

report
any

change

in

the

registrant’s

internal

control

over

financial

reporting

that
occurred during

the registrant’s

most recent

fiscal quarter

(the registrant’s

fourth fiscal

quarter in

the case

of an
annual

report)

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

registrant’s

internal
control over financial reporting; and
5.
The

registrant’s

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal
control over

financial reporting,

to the

registrant’s

auditors and

the audit

committee of

the registrant’s

board of

directors
(or persons performing the equivalent functions):

a)
all

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over
financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,

process,
summarize and report financial information; and

b)
any fraud, whether

or not material,

that involves management

or other employees

who have a

significant
role in the registrant’s internal control over financial reporting.

Dated:

February 17,

2021

/s/ Stanley M. Bergman
Stanley M. Bergman

Chairman and Chief Executive Officer